Apricus Biosciences, Inc. (NASDAQ:APRI) Corporate Presentation BIO CEO & Investor Conference – New York City Tuesday February 12, 2013 1 Exhibit 99.1

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described. These forward-looking statements include, but are not limited to: the ability to obtain regulatory approval for Vitaros in Europe and other markets in the time frames estimated, if at all; the ability to successfully develop other products in clinical development, including a room-temperature formulation of Vitaros and Femprox; our ability to enter into new licenses and partnering agreements; our ability to realize revenue under existing license agreements; and our ability to successfully commercialize Vitaros. Attendees and readers of these materials are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees and readers of these materials are urged to read the risk factors set forth in the Company’s most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings for additional risks and considerations that could cause actual results to differ materially from expected results. Company disclaims any intention to update this presentation to reflect actual subsequent events.

Company Highlights - NASDAQ (APRI)
•
Apricus Bio (Nasdaq: APRI) is a pharmaceutical company that develops and markets pharmaceutical products that help large patient populations primarily in the area of sexual health
•
Lead Products / Product Candidates:
•
Vitaros ® - Topical Treatment for Erectile Dysfunction
–
Approved in Canada for entire ED patient population & awaiting approval decision in Europe
•
Femprox® - Topical Treatment for Female Sexual Arousal Disorder
–
Completed one successful Phase III trial in China and moving towards additional late-stage trials
•
The Company has commercial partnerships with multiple large pharmas (Abbott,
Takeda, Sandoz, Warner Chilcott and Bracco)
•
The Company is focused on (1) establishing new Vitaros® partnerships in the territories available for licensing and (2) developing and licensing Femprox®
throughout the world

Upcoming Expected Milestones
Commence sales of Vitaros® in Canada by Abbott (H1 2013)
Vitaros® approval decision in Europe (H1 2013)
Approval decision in Switzerland, other territories (2013)
Additional Vitaros partnerships for the emerging markets
(H1 2013)
Femprox® regulatory and clinical design plan
communicated (H1 2013)

Abbott
A Promise for Life
CANADA
Takeda
UNITED KINGDOM
SANDOZ
a division of NOVARTIS
GERMANY
WARNER CHILCOTT
UNITED STATES
NEOPHARM
ISRAEL & PALESTINIAN TERRITORIES
BRACCO
LIFE FROM INSIDE
ITALY
ELS
PHARMACEUTICALS
MIDDLE EAST
Arctic Ocean
North Atlantic Ocean
South Pacific Ocean
Indian Ocean

APRICUS BIO

Leading Commercial & Development Partners 5 Partnerships throughout the world for Vitaros®

330 mcg
220 mcg
Vitaros 220 mcg
330 mcg

Vitaros®
by Apricus
Vitaros

APRICUS BIO

Vitaros®

• Vitaros® (alprostadil/DDAIP.HCl) for the treatment of erectile dysfunction
• Significant efficacy, including difficult to treat populations
• Approved in Canada (H1 2013 launch)
• Filed in Europe using DCP – potential approval expected H1 2013
• Potential CRL response to US FDA (via Warner Chilcott)
• Patent coverage thru 2031
• Seeking commercial partners: Latin America, select EU countries,
Russia, Japan
Second
Generation
RT Available
in 2014
•
Cold Chain (2 C - 8 C)
•
7 Days Room Temp
• Room Temperature
• Expected 24-36 month shelf life
–
Rapid onset (generally 5-15 minutes)
–
Studied in over 3,300 patients
–
Diabetics, hypertensives, patients with cardiac issues or on nitrates/alpha blockers, prostatectomy patients, Sildenafil (Viagra®) failures

Vitaros® - Target Patient Population
Want a faster acting and on-demand
treatment
Patients who prefer a locally acting treatment
instead of an oral treatment
Are contraindicated due to medications or
concurrent diseases (18%¹)
Are healthy enough to take the PDE5 inhibitors
but quit taking them because they are non-
responders (20%
1,3
) and
Drop out after initial prescription (31%²) or
drop out after 3 years from start (48%²)

(Present Existing Market)
$2.6B Ex-US
1.
D2 Market Research, June 2007
2.
Sato Y et al, How long do patients with erectile dysfunction continue to use sildenafil citrate?  International Journal of Urology. (2007) 14, 339-342
3.
Carvalheira AA, Pereira NM, Maroco J, and Forjaz V. Dropout in the treatment of erectile dysfunction with PDE5: A study on predictors and a qualitative analysis of reasons for discontinuation. J Sex Med 2012;9:2361–2369
ED Market Segmentation
51%
18%
20%
11%
PDE5 Market
Contraindicated Patients
Non-Responders
Other Dropouts
Vitaros is a non-PDE-5 treatment for patients
who:

Femprox
• Femprox ® (alprostadil/DDAIP.HCl) intended for the treatment of female sexual arousal disorder (FSAD)
• FSAD affects as many as 10M women in the US and is different than
Female Sexual Dysfunction
• Achieved statistically significant efficacy in primary and secondary endpoints with favorable safety and tolerability
• No product currently approved in the US for FSAD
• Regulatory guidance meetings (US FDA, Europe, Canada) on-going
• Apricus to provide planned regulatory and clinical path for US, Canada, and
European markets in H1 2013
• Patent coverage through 2031
• Seeking global commercial partner

• Seven clinical studies completed to date, including one, 98-patient
Phase II study in the U.S. and a 400-patient Phase III study in China

Arousal success rate %
60
50
40
30
20
10
0
33
46
54
43
*p=0.016
*p=0.040
****p<0.0002
Placebo
500 mcg
700 mcg
900 mcg
Alprostadil

* Mean Percent of Attempts Resulting in Successful Arousal

Mean Change in Total FSFI Score (End of Treatment – Baseline)

Mean Change from Baseline
10
9
8
7
6
5
4
3
2
1
0
5.5
7.7
8.1
8.6
p=0.075
*p=0.036
**p=0.002
Placebo
500 mcg
700 mcg
900 mcg
Alprostadil

APRICUS BIO

Femprox® Phase III Study
• A Randomized, Placebo-Controlled, Double-Blind, Parallel Design Study
of the Efficacy and Safety of Alprostadil Cream in Patients with Female
Sexual Arousal Disorder (FSAD) in China
o
n= 400 patients placebo, 500, 700 or 900 mcg alprostadil cream groups,
Application sites: clitoris and the distal anterior vaginal wall
o
Five (5) month study

Market Potential of Top Pipeline Products
•
Vitaros®
–
Ex-US market potential for ED: $2.5-3.0B
•
Europe: $1B+
•
Canada: $180M
–
First-line treatment for entire patient population
including non-PDE5 patients
•
Femprox®
–
Worldwide market potential: $2-4B
–
Potential to be the first drug approved for FSAD

Financial Snapshot

• NASDAQ: APRI
• Operations in: San Diego, California
Montigny, France (near Paris)
• Employees : ~120
• Shares outstanding : 29.9M*
• Shares fully -diluted: 35.7M*
• Cash position : $15.0M*
• Share-price: $3.34
†
• Market Cap: $99.9M
†
† As of February 8, 2013
*As of December 31,  2012

Summary
•
Apricus Bio (Nasdaq: APRI) is a pharmaceutical company that develops and markets pharmaceutical products that help large patient populations primarily in the area of sexual health
•
Lead Products / Product Candidates:
•
Vitaros ® - Topical Treatment for Erectile Dysfunction
–
Approved in Canada for entire ED patient population & awaiting approval decision in Europe
•
Femprox® - Topical Treatment for Female Sexual Arousal Disorder
–
Completed one successful Phase III trial & planning for second Phase III trial
•
The Company has commercial partnerships with multiple large pharmas
(Novartis, Abbott, Sandoz, Takeda, Warner Chilcott and Bracco)
•
The Company is focused on (1) establishing new Vitaros® partnerships in the territories available for licensing and (2) developing and licensing Femprox®
throughout the world

Apricus Biosciences, Inc.
11975 El Camino Real, Suite 300 – San Diego, CA 92130
Phone: (858)-222-8041

For further information, please contact:
Mr. Edward Cox
Vice President, Corporate Development & Investor Relations
Email: ECox@ApricusBio.com